UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

February 6, 2013

Date of report (Date of earliest event reported)

FIRST M&F CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	0-9424	64-636653
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

134 West Washington Street, Kosciusko, Mississippi

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 7, 2013, Renasant Corporation, a Mississippi corporation (“Renasant”), and First M&F Corporation, a Mississippi corporation (“M&F”), issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated February 6, 2012, by and among Renasant and its wholly-owned subsidiary, Renasant Bank, on the one hand, and M&F and its wholly-owned subsidiary, Merchants and Farmers Bank, on the other hand (the “Merger Agreement”), providing for, among other things, the merger of M&F with and into Renasant, with Renasant the surviving corporation in the merger, and the merger of Merchants and Farmers Bank with and into Renasant Bank, with Renasant Bank the surviving banking corporation in the bank merger.  A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

In addition, on February 7, 2013, Renasant provided supplemental information regarding the transactions contemplated by the Merger Agreement in connection with a presentation to analysts and investors.  A copy of the presentation is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Additional Information About the Renasant/M&F Transaction

Renasant and M&F will be filing a joint proxy statement/prospectus, and other relevant documents concerning the merger with the Securities and Exchange Commission (the “SEC”). This report, and the exhibits furnished herewith, do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENASANT, M&F AND THE PROPOSED MERGER. When available, the joint proxy statement/prospectus will be mailed to shareholders of both Renasant and M&F. Investors will also be able to obtain copies of the joint proxy statement/prospectus and other relevant documents (when they become available) free of charge at the SEC’s Web site (www.sec.gov). In addition, documents filed with the SEC by Renasant will be available free of charge from Mitchell Waycaster, Director of Investor Relations, Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804-4827, telephone: (662) 680-1215. Documents filed with the SEC by M&F will be available free of charge from M&F by contacting John G. Copeland, Chief Financial Officer, First M&F Corporation, 134 West Washington Street, Kosciusko, Mississippi 39090, telephone: (662) 289-8594.

Renasant, M&F and certain of their directors, executive officers and other members of management and employees may be deemed to  be participants in the solicitation of proxies from the shareholders of Renasant and M&F in connection with the proposed merger.  Information about the directors and executive officers of Renasant is included in the proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on March 8, 2012.  Information about the directors and executive officers of M&F is included in the proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on March 14, 2012.  Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

This report, and the exhibits furnished herewith, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage corporations to provide information about companies’  anticipated future financial performance.  This act provides a safe harbor for such disclosure, which protects the companies from unwarranted  litigation if actual results are different from management expectations.  This report, and the exhibits furnished herewith, contain forward looking statements within the meaning of the Private Securities Litigation Reform Act, and reflect management’s current views and estimates of future economic circumstances, industry conditions, company performance, and financial results.  These forward looking statements are subject to a number of factors and uncertainties which could cause Renasant’s, M&F’s or the combined company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward looking statements.  Forward looking statements speak only as of the date they are made and neither Renasant nor M&F assumes any duty to update forward looking statements.  In addition to factors previously disclosed in Renasant’s and M&F’s reports filed with the SEC and those identified elsewhere herein, these forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Renasant and M&F and between Renasant Bank and Merchants and Farmers Bank, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company that may be realized from the transaction, and (ii) Renasant and M&F’s plans, objectives, expectations and intentions and other statements contained herein that are not historical facts.  Other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects” or words of similar meaning generally are intended to identify forward-looking statements.  These statements are based upon the current beliefs and expectations of Renasant’s and M&F’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  Actual results may differ materially from those indicated or implied in the forward-looking statements.

The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Renasant and M&F may not be integrated successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities or costs savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) Renasant’s or M&F’s shareholders may fail to approve the transaction; (7) the terms of the proposed transaction may need to be modified to satisfy such approvals or conditions; (8) reputational risks and the reaction of the companies’ customers to the transaction; (9) diversion of management time on merger related issues; (10) changes in asset quality and credit risk; (11) inflation; (12) customer acceptance of the combined company’s products and services; (13) customer borrowing, repayment, investment and deposit practices; (14) the introduction, withdrawal, success and timing of business initiatives; (15) the impact, extent, and timing of technological changes; (16) a weakening of the economies in which the combined company will conduct operations may adversely affect its operating results; (17) the U.S. legal and regulatory framework, including those associated with the Dodd Frank Wall Street Reform and Consumer Protection Act, could adversely affect the operating results of the combined company; (18) the interest rate environment may compress margins and adversely affect net interest income; and (19) competition from other financial services companies in the company’s markets could adversely affect operations.  Additional factors that could cause Renasant’s, M&F’s or the combined company’s results to differ materially from those described in the forward-looking statements can be found in Renasant’s and M&F’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov).  All subsequent written and oral forward-looking statements concerning Renasant, M&F or the proposed merger or other matters and attributable to Renasant, M&F or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above.  Renasant and M&F do not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release dated February 7, 2013 issued by Renasant Corporation and First M&F Corporation.

99.2	Presentation materials, dated February 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST M&F CORPORATION

Date: February 7, 2013	By:	/s/ John G. Copeland
John G. Copeland
EVP and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release dated February 7, 2013 issued by Renasant Corporation and First M&F Corporation.

99.2	Presentation materials, dated February 7, 2013